Federated Hermes SDG Engagement Equity Fund
Portfolio of Investments
July 31, 2020 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—97.9%
		China—2.0%
447,500		Shenzhen International Holdings Ltd.	$$730,566
		Finland—3.0%
24,600	[1]	Huhtamaki Oyj	1,100,741
		Hong Kong—3.0%
105,500		Techtronic Industries Co.	1,104,024
		Ireland—1.8%
53,705		Glanbia PLC	652,795
		Italy—1.8%
13,118	[1]	Marr SpA	195,190
53,632	[1]	Technogym S.P.A.	453,737
		TOTAL	648,927
		Japan—13.3%
15,615		Horiba Ltd.	805,696
31,926		NIFCO, Inc.	717,988
17,000		Nissan Chemical Industries	897,103
29,343		Open House Co. Ltd.	833,853
23,701		Relo Holdings, Inc.	412,107
15,168		Yaoko Co. Ltd.	1,205,028
		TOTAL	4,871,775
		Netherlands—5.0%
21,672		Aalberts Industries NV	776,184
10,261		IMCD Group NV	1,063,978
		TOTAL	1,840,162
		Peru—1.2%
3,576		Credicorp Ltd.	454,760
		Singapore—2.9%
441,222		Mapletree Industrial Trust	1,055,443
		Spain—1.1%
50,875		Merlin Properties SOCIMI SA	421,188
		Sweden—1.8%
42,048	[1]	Trelleborg AB, Class B	652,398
		Switzerland—2.0%
2,892		Burckhardt Compression Holdings AG	728,200
		Taiwan—1.9%
41,000		Land Mark Optoelectronics Corp.	365,286
288,347		Tong Yang Industry Co. Ltd.	340,618
		TOTAL	705,904
		United Kingdom—5.3%
526,503	[1]	Breedon Group PLC	524,467
163,282		Cineworld Group PLC	82,361
8,521		DCC PLC	765,307
259,841		Harworth Group PLC	348,489
82,978		SSP Group PLC	224,475
		TOTAL	1,945,099

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United States—51.8%
18,608		Alliant Energy Corp.	$1,002,041
20,621	[1]	AMN Healthcare Services, Inc.	1,132,918
8,933		Aptargroup, Inc.	1,029,082
16,141		Brunswick Corp.	1,081,124
12,562	[1]	Clean Harbors, Inc.	748,695
3,228		Cooper Cos., Inc.	913,298
148,736	[2]	Diversified Gas & Oil PLC	188,112
7,367		Eagle Materials, Inc.	591,054
16,042		Fortune Brands Home & Security, Inc.	1,227,213
11,557	[1]	Kirby Corp.	534,396
17,351		National Instruments Corp.	615,960
6,543		Reinsurance Group of America	557,791
39,857		Retail Opportunity Investments Corp.	433,246
14,008		RPM International, Inc.	1,142,913
473,947	[1]	Samsonite International SA	444,401
9,670	[1]	Silicon Laboratories, Inc.	971,932
10,971		Simpson Manufacturing Co., Inc.	1,059,360
6,294		STERIS PLC	1,004,711
19,803		TCF Financial Corp.	544,384
3,892		West Pharmaceutical Services, Inc.	1,046,442
5,445	[1]	WEX, Inc.	862,325
17,604		Wiley (John) & Sons, Inc., Class A	595,543
15,188		Wintrust Financial Corp.	650,046
8,129		Woodward, Inc.	609,187
		TOTAL	18,986,174
		TOTAL INVESTMENT IN SECURITIES—97.9% (IDENTIFIED COST $31,676,163)	35,898,156
		OTHER ASSETS AND LIABILITIES - NET—2.1%[3]	755,223
		TOTAL NET ASSETS—100%	$36,653,379
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2020, these restricted securities amounted to $188,112, which represented 0.5% of total net assets.

Security	Acquisition Date	Acquisition Cost	Market Value
DIVERSIFIED GAS & OIL PLC	7/24/2020-7/31/2020	$188,186	$188,112
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2020.
Additional information on restricted securities held at July 31, 2020, is as follows:
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corporation (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$18,353,661	$632,513	$—	$18,986,174
International	454,760	16,457,222	—	16,911,982
TOTAL SECURITIES	$18,808,421	$17,089,735	$—	$35,898,156
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